For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	Alan J. Bedner, EVP and CFO
January 23, 2019	(908) 713-4308

Unity Bancorp Reports
Quarterly Earnings of $5.8 Million

Clinton, NJ, January 23, 2019 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported record net income of $5.8 million, or $0.53 per diluted share, for the quarter ended December 31, 2018, compared to $2.5 million, or $0.23 per diluted share, for the prior year’s quarter.  Approximately $912 thousand, or $0.08 per diluted share, of this increase is attributed to the lower effective tax rate due to the Tax Cuts and Jobs Act (the “Tax Act.”)

For the year ended December 31, 2018, Unity reported net income of $21.9 million, or $2.01 per diluted share, compared to $12.9 million, or $1.20 per diluted share for the prior year’s period. Approximately $3.2 million, or $0.29 per diluted share, of this increase is attributed to the lower effective tax rate due to the Tax Act.
Net income for the fourth quarter and year-ended December 31, 2017, includes an additional $1.7 million in income tax expense as a result of the Company adjusting its deferred income tax balances in response to the Tax Act which was signed into law on December 22, 2017.
Fourth Quarter Earnings Highlights

•
Net interest income, our primary driver of earnings, increased $1.7 million to $14.2 million for the quarter ended December 31, 2018, compared to the prior year’s quarter, due to strong loan growth and an increased net interest margin.

•
Net interest margin expanded 10 basis points to 4.01%, compared to 3.91% for the prior year’s quarter and increased 9 basis points from 3.92% in the prior sequential quarter ended September 30, 2018. The net interest margin is expected to remain stable.

•	The provision for loan losses was $500 thousand for the quarters ended December 31, 2018 and 2017. Asset quality remains favorable.

•
Noninterest income decreased $83 thousand to $2.0 million compared to the prior year’s quarter and $525 thousand compared to the prior sequential quarter. The quarter included $193 thousand in write-downs on equity securities.

•
Noninterest expense increased $639 thousand to $8.3 million compared to the prior year’s quarter and decreased $533 thousand compared to the prior sequential quarter. The year-over-year increase was the result of expansion costs from two additional branches and increased headcount which resulted in higher compensation, benefits, occupancy and equipment expenses. The decline over the quarter ended September 30, 2018 was due to the two nonrecurring transactions last quarter: an $850 thousand supplemental executive retirement (“SERP”) benefit expense, partially offset by a $317 thousand recovery related to an OREO property.

•
The effective tax rate declined to 21.0% for the quarter compared to 61.0% in the prior year’s quarter, as a result of the Tax Act, which was enacted December 22, 2017, and lowered the federal corporate tax rate. In addition, the prior year’s quarter included a $1.7 million adjustment to our deferred tax asset as a result of the Tax Act.

Balance Sheet Highlights

•
Total loans increased $133.9 million, or 11.4%, from year-end 2017 to $1.3 billion at December 31, 2018. Residential mortgage, commercial and consumer loan portfolios increased $70.9 million, $65.2 million, and $14.0 million, respectively, partially offset by a decline of $16.3 million in SBA loans. Our pipeline remains strong. Mortgage originations for the year totaled $225.0 million and reached a record level.

•	Total deposits increased $164.6 million, or 15.8%, from year-end 2017 to $1.2 billion at December 31, 2018. Growth in noninterest-bearing demand deposits was 5.5% from year-end 2017.

•	Borrowed funds decreased $65.0 million to $210.0 million at December 31, 2018, due to decreased overnight borrowings, the maturity of a repo and FHLB advances being called.

•
Shareholders’ equity was $138.5 million at December 31, 2018, an increase of $20.4 million from year-end 2017, due to retained net income offset in part by declines in other comprehensive income resulting from unrealized losses on securities and the payment of dividends.

•	Book value per common share was $12.85 as of December 31, 2018.

•
At December 31, 2018, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 9.90%, 11.40%, 12.24% and 13.49% respectively, all in excess of the ratios required to be deemed “well-capitalized.”

•	Credit quality remains strong with nonperforming assets to total assets of 0.44% at December 31, 2018.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.6 billion in assets and $1.2 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
December 31, 2018

				Dec 31, 2018 vs.
				Sep 30, 2018	Dec 31, 2017
(In thousands, except percentages and per share amounts)	Dec 31, 2018	Sep 30, 2018	Dec 31, 2017%		%
BALANCE SHEET DATA:
Total assets	$1,579,157	$1,553,152	$1,455,496	1.7%	8.5%
Total deposits	1,207,687	1,219,473	1,043,137	(1.0)	15.8
Total loans	1,304,566	1,283,304	1,170,674	1.7	11.4
Total securities	63,732	63,399	69,800	0.5	(8.7)
Total shareholders' equity	138,488	133,067	118,105	4.1	17.3
Allowance for loan losses	(15,488)	(14,988)	(13,556)	3.3	14.3

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$7,350	$6,745	$6,408	9.0	14.7
Provision for income taxes	1,547	1,255	2,175	23.3	(28.9)
Impact of Tax Reform Bill	—	—	1,733	—	(100.0)
Net income	$5,803	$5,490	$2,500	5.7	132.1

Net income per common share - Basic	$0.54	$0.51	$0.24	5.9	125.0
Net income per common share - Diluted	$0.53	$0.50	$0.23	6.0	130.4

Performance ratios:
Return on average assets	1.56%	1.50%	0.74%	4.0	110.8
Return on average equity	17.00%	16.64%	8.54%	2.2	99.1
Efficiency ratio	50.69%	54.86%	52.45%	(7.6)	(3.4)
Net interest margin	4.01%	3.92%	3.91%	2.3	2.6
Noninterest expense to average assets	2.22%	2.41%	2.25%	(7.9)	(1.3)

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$27,307		$22,433		21.7
Provision for income taxes	5,388		7,807		(31.0)
Impact of Tax Reform Bill	—		1,733		(100.0)
Net income	$21,919		$12,893		70.0

Net income per common share - Basic	$2.04		$1.22		67.2
Net income per common share - Diluted	$2.01		$1.20		67.5

Performance ratios:
Return on average assets	1.53%		1.02%		50.0
Return on average equity	17.10%		11.47%		49.1
Efficiency ratio	53.07%		55.57%		(4.5)
Net interest margin	3.97%		3.83%		3.7
Noninterest expense to average assets	2.34%		2.37%		(1.3)

SHARE INFORMATION:
Market price per share	$20.76	$22.90	$19.75	(9.3)	5.1
Dividends paid	$0.07	$0.07	$0.06	—	16.7
Book value per common share	$12.85	$12.37	$11.13	3.9	15.5
Average diluted shares outstanding (QTD)	10,935	10,936	10,794	—	1.3

CAPITAL RATIOS:
Total equity to total assets	8.77%	8.57%	8.11%	2.3	8.1
Leverage ratio	9.90%	9.74%	9.37%	1.6	5.7
Common equity tier 1 risk-based capital ratio	11.40%	11.15%	10.81%	2.2	5.5
Tier 1 risk-based capital ratio	12.24%	12.00%	11.75%	2.0	4.2
Total risk-based capital ratio	13.49%	13.25%	12.87%	1.8	4.8

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$6,929	$6,251	$3,420	10.8	102.6
QTD net chargeoffs (annualized) to QTD average loans	—%	0.05%	0.02%	(100.0)	(100.0)
Allowance for loan losses to total loans	1.19%	1.17%	1.16%	1.7	2.6
Nonperforming assets to total loans and OREO	0.53%	0.49%	0.29%	8.2	82.8
Nonperforming assets to total assets	0.44%	0.40%	0.23%	10.0%	91.3%

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
December 31, 2018

				Dec 31, 2018 vs.
				Sep 30, 2018		Dec 31, 2017
(In thousands, except percentages)	Dec 31, 2018	Sep 30, 2018	Dec 31, 2017%			%
ASSETS
Cash and due from banks	$20,028	$23,217	$23,701	(13.7	) %	(15.5	) %
Federal funds sold, interest-bearing deposits and repos	125,487	121,339	126,553	3.4		(0.8)
Cash and cash equivalents	145,515	144,556	150,254	0.7		(3.2)
Securities:
Securities available for sale	46,713	46,874	52,287	(0.3)		(10.7)
Securities held to maturity	14,875	15,325	16,307	(2.9)		(8.8)
Equity securities	2,144	1,200	1,206	78.7		77.8
Total securities	63,732	63,399	69,800	0.5		(8.7)
Loans:
SBA loans held for sale	11,171	13,029	22,810	(14.3)		(51.0)
SBA loans held for investment	39,333	41,051	43,999	(4.2)		(10.6)
Commercial loans	694,102	697,075	628,865	(0.4)		10.4
Residential mortgage loans	436,056	413,652	365,145	5.4		19.4
Consumer loans	123,904	118,497	109,855	4.6		12.8
Total loans	1,304,566	1,283,304	1,170,674	1.7		11.4
Allowance for loan losses	(15,488)	(14,988)	(13,556)	3.3		14.3
Net loans	1,289,078	1,268,316	1,157,118	1.6		11.4
Premises and equipment, net	23,371	23,416	23,470	(0.2)		(0.4)
Bank owned life insurance ("BOLI")	24,710	24,544	24,227	0.7		2.0
Deferred tax assets	5,350	5,310	4,017	0.8		33.2
Federal Home Loan Bank ("FHLB") stock	10,795	9,445	12,863	14.3		(16.1)
Accrued interest receivable	6,399	6,412	5,447	(0.2)		17.5
Other real estate owned ("OREO")	56	56	426	—		(86.9)
Goodwill	1,516	1,516	1,516	—		—
Other assets	8,635	6,182	6,358	39.7		35.8
Total assets	$1,579,157	$1,553,152	$1,455,496	1.7%		8.5%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$270,152	$271,321	$256,119	(0.4	) %	5.5%
Interest-bearing demand	185,792	180,189	164,997	3.1		12.6
Savings	394,727	408,927	396,557	(3.5)		(0.5)
Time Deposits	357,016	359,036	225,464	(0.6)		58.3
Total deposits	1,207,687	1,219,473	1,043,137	(1.0)		15.8
Borrowed funds	210,000	180,000	275,000	16.7		(23.6)
Subordinated debentures	10,310	10,310	10,310	—		—
Accrued interest payable	406	506	436	(19.8)		(6.9)
Accrued expenses and other liabilities	12,266	9,796	8,508	25.2		44.2
Total liabilities	1,440,669	1,420,085	1,337,391	1.4		7.7
Shareholders' equity:
Common stock	88,484	88,149	86,782	0.4		2.0
Retained earnings	50,161	45,121	31,117	11.2		61.2
Accumulated other comprehensive (loss)	(157)	(203)	206	NM		NM
Total shareholders' equity	138,488	133,067	118,105	4.1		17.3
Total liabilities and shareholders' equity	$1,579,157	$1,553,152	$1,455,496	1.7%		8.5%

Issued and outstanding common shares	10,780	10,756	10,615
NM=Not meaningful

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
December 31, 2018

				Dec 31, 2018 vs.
	For the three months ended			Sep 30, 2018		Dec 31, 2017
(In thousands, except percentages and per share amounts)	Dec 31, 2018	Sep 30, 2018	Dec 31, 2017	$	%	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$210	$187	$257	$23	12.3%	$(47)	(18.3)%
FHLB stock	104	101	119	3	3.0	(15)	(12.6)
Securities:
Taxable	466	465	488	1	0.2	(22)	(4.5)
Tax-exempt	28	28	31	—	—	(3)	(9.7)
Total securities	494	493	519	1	0.2	(25)	(4.8)
Loans:
SBA loans	974	1,050	1,023	(76)	(7.2)	(49)	(4.8)
Commercial loans	9,167	8,784	7,590	383	4.4	1,577	20.8
Residential mortgage loans	5,172	4,803	4,046	369	7.7	1,126	27.8
Consumer loans	1,939	1,776	1,490	163	9.2	449	30.1
Total loans	17,252	16,413	14,149	839	5.1	3,103	21.9
Total interest income	18,060	17,194	15,044	866	5.0	3,016	20.0
INTEREST EXPENSE
Interest-bearing demand deposits	389	330	183	59	17.9	206	112.6
Savings deposits	1,103	1,049	744	54	5.1	359	48.3
Time deposits	1,861	1,739	837	122	7.0	1,024	122.3
Borrowed funds and subordinated debentures	543	509	780	34	6.7	(237)	(30.4)
Total interest expense	3,896	3,627	2,544	269	7.4	1,352	53.1
Net interest income	14,164	13,567	12,500	597	4.4	1,664	13.3
Provision for loan losses	500	500	500	—	—	—	—
Net interest income after provision for loan losses	13,664	13,067	12,000	597	4.6	1,664	13.9
NONINTEREST INCOME
Branch fee income	413	357	354	56	15.7	59	16.7
Service and loan fee income	690	465	628	225	48.4	62	9.9
Gain on sale of SBA loans held for sale, net	298	253	268	45	17.8	30	11.2
Gain on sale of mortgage loans, net	277	597	343	(320)	(53.6)	(66)	(19.2)
BOLI income	165	464	181	(299)	(64.4)	(16)	(8.8)
Net security (losses) gains	(193)	2	(7)	(195)	(9,750.0)	(186)	(2,657.1)
Other income	304	341	270	(37)	(10.9)	34	12.6
Total noninterest income	1,954	2,479	2,037	(525)	(21.2)	(83)	(4.1)
NONINTEREST EXPENSE
Compensation and benefits	4,845	5,704	4,455	(859)	(15.1)	390	8.8
Occupancy	681	675	591	6	0.9	90	15.2
Processing and communications	716	709	659	7	1.0	57	8.6
Furniture and equipment	616	586	542	30	5.1	74	13.7
Professional services	252	270	298	(18)	(6.7)	(46)	(15.4)
Loan collection & OREO expenses (recoveries)	31	(331)	(30)	362	109.4	61	203.3
Other loan (recoveries) expenses	(2)	51	38	(53)	(103.9)	(40)	(105.3)
Deposit insurance	189	191	170	(2)	(1.0)	19	11.2
Advertising	360	370	321	(10)	(2.7)	39	12.1
Director fees	169	175	141	(6)	(3.4)	28	19.9
Other expenses	411	401	444	10	2.5	(33)	(7.4)
Total noninterest expense	8,268	8,801	7,629	(533)	(6.1)	639	8.4
Income before provision for income taxes	7,350	6,745	6,408	605	9.0	942	14.7
Provision for income taxes	1,547	1,255	2,175	292	23.3	(628)	(28.9)
Impact of Tax Reform Bill	—	—	1,733	—	—	(1,733)	(100.0)

Net income	$5,803	$5,490	$2,500	$313	5.7%	$3,303	132.1%

Effective tax rate	21.0%	18.6%	61.0%

Net income per common share - Basic	$0.54	$0.51	$0.24
Net income per common share - Diluted	$0.53	$0.50	$0.23

Weighted average common shares outstanding - Basic	10,765	10,743	10,604
Weighted average common shares outstanding - Diluted	10,935	10,936	10,794

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
December 31, 2018

	For the twelve months ended December 31,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2018	2017	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$773	$851	$(78)	(9.2)%
FHLB stock	462	370	92	24.9
Securities:
Taxable	1,907	2,029	(122)	(6.0)
Tax-exempt	117	159	(42)	(26.4)
Total securities	2,024	2,188	(164)	(7.5)
Loans:
SBA loans	4,338	3,805	533	14.0
Commercial loans	33,886	28,150	5,736	20.4
Residential mortgage loans	18,837	14,650	4,187	28.6
Consumer loans	6,943	5,296	1,647	31.1
Total loans	64,004	51,901	12,103	23.3
Total interest income	67,263	55,310	11,953	21.6
INTEREST EXPENSE
Interest-bearing demand deposits	1,202	665	537	80.8
Savings deposits	3,871	2,738	1,133	41.4
Time deposits	5,903	3,278	2,625	80.1
Borrowed funds and subordinated debentures	2,540	2,772	(232)	(8.4)
Total interest expense	13,516	9,453	4,063	43.0
Net interest income	53,747	45,857	7,890	17.2
Provision for loan losses	2,050	1,650	400	24.2
Net interest income after provision for loan losses	51,697	44,207	7,490	16.9
NONINTEREST INCOME
Branch fee income	1,519	1,384	135	9.8
Service and loan fee income	2,130	2,100	30	1.4
Gain on sale of SBA loans held for sale, net	1,680	1,617	63	3.9
Gain on sale of mortgage loans, net	1,719	1,530	189	12.4
BOLI income	975	469	506	107.9
Net security (losses) gains	(199)	62	(261)	(421.0)
Other income	1,207	1,108	99	8.9
Total noninterest income	9,031	8,270	761	9.2
NONINTEREST EXPENSE
Compensation and benefits	20,119	17,117	3,002	17.5
Occupancy	2,739	2,381	358	15.0
Processing and communications	2,788	2,551	237	9.3
Furniture and equipment	2,348	2,079	269	12.9
Professional services	934	1,022	(88)	(8.6)
Loan collection & OREO (recoveries) expenses	(288)	463	(751)	(162.2)
Other loan expenses	135	186	(51)	(27.4)
Deposit insurance	782	546	236	43.2
Advertising	1,411	1,179	232	19.7
Director fees	671	637	34	5.3
Other expenses	1,782	1,883	(101)	(5.4)
Total noninterest expense	33,421	30,044	3,377	11.2
Income before provision for income taxes	27,307	22,433	4,874	21.7
Provision for income taxes	5,388	7,807	(2,419)	(31.0)
Impact of Tax Reform Bill	—	1,733	(1,733)	(100.0)
Net income	$21,919	$12,893	$9,026	70.0%

	For the twelve months ended December 31,
(In thousands, except percentages and per share amounts)	2018	2017
Effective tax rate	19.7%	42.5%

Net income per common share - Basic	2.04	1.22
Net income per common share - Diluted	2.01	1.20

Weighted average common shares outstanding - Basic	10,726	10,558
Weighted average common shares outstanding - Diluted	10,916	10,749

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
December 31, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	December 31, 2018			September 30, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$34,551	$210	2.41%	$40,060	$187	1.85%
FHLB stock	5,762	104	7.16	5,805	101	6.90
Securities:
Taxable	58,350	466	3.17	59,916	465	3.08
Tax-exempt	4,776	35	2.91	5,095	35	2.73
Total securities (A)	63,126	501	3.15	65,011	500	3.05
Loans:
SBA loans	53,803	974	7.18	56,837	1,050	7.33
Commercial loans	698,609	9,167	5.21	683,632	8,784	5.10
Residential mortgage loans	423,674	5,172	4.84	404,439	4,803	4.71
Consumer loans	121,214	1,939	6.35	116,421	1,776	6.05
Total loans (B)	1,297,300	17,252	5.28	1,261,329	16,413	5.16
Total interest-earning assets	$1,400,739	$18,067	5.12%	$1,372,205	$17,201	4.97%

Noninterest-earning assets:
Cash and due from banks	25,410			25,560
Allowance for loan losses	(15,266)			(14,909)
Other assets	66,925			65,645
Total noninterest-earning assets	77,069			76,296
Total assets	$1,477,808			$1,448,501

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$187,827	$389	0.82%	$173,515	$330	0.75%
Total savings deposits	406,681	1,103	1.08	407,287	1,049	1.02
Total time deposits	356,520	1,861	2.07	350,747	1,739	1.97
Total interest-bearing deposits	951,028	3,353	1.40	931,549	3,118	1.33
Borrowed funds and subordinated debentures	108,465	543	1.99	109,408	509	1.85
Total interest-bearing liabilities	$1,059,493	$3,896	1.46%	$1,040,957	$3,627	1.38%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	271,440			266,833
Other liabilities	11,454			9,805
Total noninterest-bearing liabilities	282,894			276,638
Total shareholders' equity	135,421			130,906
Total liabilities and shareholders' equity	$1,477,808			$1,448,501

Net interest spread		$14,171	3.66%		$13,574	3.59%
Tax-equivalent basis adjustment		(7)			(7)
Net interest income		$14,164			$13,567
Net interest margin			4.01%			3.92%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 and 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
December 31, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	December 31, 2018			December 31, 2017
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$34,551	$210	2.41%	$61,621	$257	1.65%
FHLB stock	5,762	104	7.16	7,523	119	6.28
Securities:
Taxable	58,350	466	3.17	65,967	488	2.93
Tax-exempt	4,776	35	2.91	5,469	47	3.41
Total securities (A)	63,126	501	3.15	71,436	535	2.97
Loans:
SBA loans	53,803	974	7.18	63,275	1,023	6.41
Commercial loans	698,609	9,167	5.21	611,863	7,590	4.92
Residential mortgage loans	423,674	5,172	4.84	344,636	4,046	4.66
Consumer loans	121,214	1,939	6.35	109,300	1,490	5.41
Total loans (B)	1,297,300	17,252	5.28	1,129,074	14,149	4.97
Total interest-earning assets	$1,400,739	$18,067	5.12%	$1,269,654	$15,060	4.71%

Noninterest-earning assets:
Cash and due from banks	25,410			23,248
Allowance for loan losses	(15,266)			(13,373)
Other assets	66,925			65,785
Total noninterest-earning assets	77,069			75,660
Total assets	$1,477,808			$1,345,314

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$187,827	$389	0.82%	$167,918	$183	0.43%
Total savings deposits	406,681	1,103	1.08	406,281	744	0.73
Total time deposits	356,520	1,861	2.07	220,062	837	1.51
Total interest-bearing deposits	951,028	3,353	1.40	794,261	1,764	0.88
Borrowed funds and subordinated debentures	108,465	543	1.99	166,669	780	1.86
Total interest-bearing liabilities	$1,059,493	$3,896	1.46%	$960,930	$2,544	1.05%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	271,440			258,616
Other liabilities	11,454			9,615
Total noninterest-bearing liabilities	282,894			268,231
Total shareholders' equity	135,421			116,153
Total liabilities and shareholders' equity	$1,477,808			$1,345,314

Net interest spread		$14,171	3.66%		$12,516	3.66%
Tax-equivalent basis adjustment		(7)			(16)
Net interest income		$14,164			$12,500
Net interest margin			4.01%			3.91%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 and 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
December 31, 2018

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the twelve months ended
	December 31, 2018			December 31, 2017
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$40,700	$773	1.90%	$70,139	$851	1.21%
FHLB stock	6,786	462	6.81	6,230	370	5.94
Securities:
Taxable	60,734	1,907	3.14	66,107	2,029	3.07
Tax-exempt	5,104	145	2.84	6,225	240	3.86
Total securities (A)	65,838	2,052	3.12	72,332	2,269	3.14
Loans:
SBA loans	60,321	4,338	7.19	59,293	3,805	6.42
Commercial loans	668,144	33,886	5.07	571,001	28,150	4.93
Residential mortgage loans	396,731	18,837	4.75	319,074	14,650	4.59
Consumer loans	116,311	6,943	5.97	102,898	5,296	5.15
Total loans (B)	1,241,507	64,004	5.16	1,052,266	51,901	4.93
Total interest-earning assets	$1,354,831	$67,291	4.97%	$1,200,967	$55,391	4.61%

Noninterest-earning assets:
Cash and due from banks	24,598			23,321
Allowance for loan losses	(14,640)			(13,033)
Other assets	65,770			58,481
Total noninterest-earning assets	75,728			68,769
Total assets	$1,430,559			$1,269,736

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$177,022	$1,202	0.68%	$159,642	$665	0.42%
Total savings deposits	404,613	3,871	0.96	397,250	2,738	0.69
Total time deposits	314,224	5,903	1.88	219,847	3,278	1.49
Total interest-bearing deposits	895,859	10,976	1.23	776,739	6,681	0.86
Borrowed funds and subordinated debentures	134,664	2,540	1.89	135,730	2,772	2.04
Total interest-bearing liabilities	$1,030,523	$13,516	1.32%	$912,469	$9,453	1.04%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	261,976			237,207
Other liabilities	9,903			7,090
Total noninterest-bearing liabilities	271,879			244,297
Total shareholders' equity	128,157			112,970
Total liabilities and shareholders' equity	$1,430,559			$1,269,736

Net interest spread		$53,775	3.65%		$45,938	3.57%
Tax-equivalent basis adjustment		(28)			(81)
Net interest income		$53,747			$45,857
Net interest margin			3.97%			3.83%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent in 2018 and 35 percent in 2017 and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
December 31, 2018

Amounts in thousands, except percentages	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$14,988	$14,634	$14,196	$13,556	$13,113
Provision for loan losses charged to expense	500	500	550	500	500
	15,488	15,134	14,746	14,056	13,613
Less: Chargeoffs
SBA loans	—	169	104	81	—
Commercial loans	10	—	—	—	—
Residential mortgage loans	—	—	—	—	50
Consumer loans	—	—	16	6	83
Total chargeoffs	10	169	120	87	133
Add: Recoveries
SBA loans	3	1	3	64	45
Commercial loans	5	5	4	16	31
Residential mortgage loans	—	—	—	13	—
Consumer loans	2	17	1	134	—
Total recoveries	10	23	8	227	76
Net chargeoffs (recoveries)	—	146	112	(140)	57
Balance, end of period	$15,488	$14,988	$14,634	$14,196	$13,556

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$6,873	$6,195	$5,209	$4,277	$2,994
Other real estate owned ("OREO")	56	56	56	56	426
Nonperforming assets	6,929	6,251	5,265	4,333	3,420
Less: Amount guaranteed by SBA	89	104	129	27	27
Net nonperforming assets	$6,840	$6,147	$5,136	$4,306	$3,393

Loans 90 days past due & still accruing	$98	$546	$286	$—	$60

Performing Troubled Debt Restructurings (TDRs)	$745	$755	$767	$774	$786
(1) Nonperforming TDRs included in nonperforming loans	—	—	—	—	—
Total TDRs	$745	$755	$767	$774	$786

Allowance for loan losses to:
Total loans at quarter end	1.19%	1.17%	1.17%	1.19%	1.16%
Nonperforming loans (1)	225.35	241.94	280.94	331.91	452.77
Nonperforming assets	223.52	239.77	277.95	327.63	396.37
Net nonperforming assets	226.43	243.83	284.93	329.68	399.53

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	(0.02)%	1.17%	0.65%	0.10%	(0.28)%
Commercial loans	—	—	—	(0.01)	(0.02)
Residential mortgage loans	—	—	—	(0.01)	0.06
Consumer loans	(0.01)	(0.06)	0.05	(0.47)	0.30
Total loans	—%	0.05%	0.04%	(0.05)%	0.02%

Nonperforming loans to total loans	0.53%	0.48%	0.42%	0.36%	0.26%
Nonperforming loans and TDRs to total loans	0.58	0.54	0.48	0.42	0.32
Nonperforming assets to total loans and OREO	0.53	0.49	0.42	0.36	0.29
Nonperforming assets to total assets	0.44	0.40	0.35	0.30	0.23

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
December 31, 2018

(In thousands, except percentages and per share amounts)	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
SUMMARY OF INCOME:
Total interest income	$18,060	$17,194	$16,369	$15,640	$15,044
Total interest expense	3,896	3,627	3,225	2,768	2,544
Net interest income	14,164	13,567	13,144	12,872	12,500
Provision for loan losses	500	500	550	500	500
Net interest income after provision for loan losses	13,664	13,067	12,594	12,372	12,000
Total noninterest income	1,954	2,479	2,312	2,286	2,037
Total noninterest expense	8,268	8,801	8,158	8,194	7,629
Income before provision for income taxes	7,350	6,745	6,748	6,464	6,408
Provision for income taxes	1,547	1,255	1,351	1,235	2,175
Impact of Tax Reform Bill	—	—	—	—	1,733
Net income	$5,803	$5,490	$5,397	$5,229	$2,500

Net income per common share - Basic	$0.54	$0.51	$0.50	$0.49	$0.24
Net income per common share - Diluted	$0.53	$0.50	$0.49	$0.48	$0.23

COMMON SHARE DATA:
Market price per share	$20.76	$22.90	$22.75	$22.00	$19.75
Dividends paid	$0.07	$0.07	$0.07	$0.06	$0.06
Book value per common share	$12.85	$12.37	$11.94	$11.50	$11.13

Weighted average common shares outstanding - Basic	10,765	10,743	10,717	10,678	10,604
Weighted average common shares outstanding - Diluted	10,935	10,936	10,915	10,853	10,794
Issued and outstanding common shares	10,780	10,756	10,731	10,709	10,615

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.56%	1.50%	1.53%	1.53%	0.74%
Return on average equity	17.00	16.64	17.32	17.69	8.54
Efficiency ratio	50.69	54.86	52.80	54.00	52.45
Noninterest expense to average assets	2.22	2.41	2.32	2.40	2.25

BALANCE SHEET DATA:
Total assets	1,579,157	1,553,152	1,514,120	1,439,902	1,455,496
Total deposits	1,207,687	1,219,473	1,146,399	1,117,514	1,043,137
Total loans	1,304,566	1,283,304	1,246,511	1,195,110	1,170,674
Total securities	63,732	63,399	65,682	67,521	69,800
Total shareholders' equity	138,488	133,067	128,141	123,104	118,105
Allowance for loan losses	(15,488)	(14,988)	(14,634)	(14,196)	(13,556)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.12%	4.97%	4.91%	4.85%	4.71%
Interest-bearing liabilities	1.46	1.38	1.27	1.12	1.05
Net interest spread	3.66	3.59	3.64	3.73	3.66
Net interest margin	4.01	3.92	3.95	3.99	3.91

CREDIT QUALITY:
Nonperforming assets	6,929	6,251	5,265	4,333	3,420
QTD net chargeoffs (annualized) to QTD average loans	—%	0.05%	0.04%	(0.05)%	0.02%
Allowance for loan losses to total loans	1.19	1.17	1.17	1.19	1.16
Nonperforming assets to total loans and OREO	0.53	0.49	0.42	0.36	0.29
Nonperforming assets to total assets	0.44	0.40	0.35	0.30	0.23

(In thousands, except percentages and per share amounts)	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.77%	8.57%	8.46%	8.55%	8.11%
Leverage ratio	9.90	9.74	9.63	9.46	9.37
Common equity tier 1 risk-based capital ratio	11.40	11.15	11.05	11.14	10.81
Tier 1 risk-based capital ratio	12.24	12.00	11.92	12.07	11.75
Total risk-based capital ratio	13.49	13.25	13.14	13.24	12.87
Number of banking offices	19	19	19	18	18
Number of ATMs	20	20	20	19	19
Number of employees	200	195	197	199	199

UNITY BANCORP, INC.
RECONCILIATION OF GAAP vs. NON-GAAP FINANCIALS
December 31, 2018

	QTD	YTD	QTD	YTD	Current QTD vs Prior QTD		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	Dec 31, 2018	Dec 31, 2018	Dec 31, 2017	Dec 31, 2017	$	%	$	%

GAAP
Income before provision for income taxes	$7,350	$27,307	$6,408	$22,433	942	14.7	4,874	21.7
Provision for income taxes	1,547	5,388	3,908	9,540	(2,361)	(60.4)	(4,152)	(43.5)
Net Income	$5,803	$21,919	$2,500	$12,893	3,303	132.1	9,026	70.0

Effective Tax Rate	21.0%	19.7%	61.0%	42.5%

Net income per:
Common share - basic	$0.54	$2.04	$0.24	$1.22	0.30	125.0	0.82	67.2
Common share - diluted	$0.53	$2.01	$0.23	$1.20	0.30	130.4	0.81	67.5

Performance ratios:
Return on average assets	1.56%	1.53%	0.74%	1.02%		110.8		50.0
Return on average equity	17.00%	17.10%	8.54%	11.47%		99.1		49.1

NON-GAAP
Income before provision for income taxes	7,350	27,307	6,408	22,433	942	14.7	4,874	21.7
Provision for income taxes	1,547	5,388	3,908	9,540	(2,361)	(60.4)	(4,152)	(43.5)
Net income before nonrecurring adjustments	5,803	21,919	2,500	12,893	3,303	132.1	9,026	70.0
Nonrecurring adjustments:
Impact of tax reform bill	—	—	1,733	1,733	(1,733)	(100.0)	(1,733)	(100.0)
Adjusted net income	5,803	21,919	4,233	14,626	1,570	37.1	7,293	49.9

Effective tax rate	21.0%	19.7%	33.9%	34.8%

Net income before nonrecurring adjustments per:
Common share - basic	$0.54	$2.04	$0.40	$1.38	0.14	35.0	0.66	47.8
Common share - diluted	$0.53	$2.01	$0.39	$1.36	0.14	35.9	0.65	47.8

Performance ratios before nonrecurring adjustments
Return on average assets	1.56%	1.53%	1.25%	1.15%		24.8		33.0
Return on average equity	17.00%	17.10%	14.46%	13.02%		17.6		31.3